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                                                                   EXHIBIT 23(a)

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statements No. 33-8388, No. 33-30981, No. 33-41958, No. 33-47893, No. 333-1191, No.
333-15857, No. 333-57007, and No. 333-30458 of Buffets, Inc on Form S-8 of our
report dated February 11, 2000 incorporated by reference in the Annual Report on Form 10-K of Buffets, Inc. for the fiscal year ended December 29, 1999.

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
March 27, 2000